UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2006

HEALTH SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-24681	82-1513245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 N. Reo Street, Suite 300,
Tampa, Florida	33609
(Address of principal executive offices)	(Zip Code)

(813) 282-3303
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed with the Commission on April 12, 2006. This Amended Current Report provides, among other things, the information required by Item 9.01- Financial Statements, Pro Forma Financial Information and Exhibits.

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

As reported on our Form 8-K filed April 12, 2006, on April 6, 2006, VHT Acquisition Company (“VHT”), a wholly owned subsidiary of Healthcare Quality Solutions, Inc., consummated an Asset Purchase Agreement (the “Purchase Agreement”) with VantaHealth Technologies, LLC (“Vanta”) and the members of Vanta. Under the Purchase Agreement, VHT acquired substantially all of the assets of Vanta in consideration for: (a) $850,000 in cash, (b) the assumption of certain liabilities of Vanta in the approximate amount of $70,000, and (c) the issuance, to the members of Vanta, of an aggregate of 100,000 shares of our common stock.

In connection with the issuance of our common stock, we entered into a Lock Up Agreement with the members of Vanta. Under the Lock Up Agreement, the members of Vanta are prohibited from transferring shares of our common stock for a period of three years expiring on April 1, 2009.

In connection with the acquisition of the assets of Vanta, VHT entered into a Transition Services Agreement with ZAC Capital Partners, LLC (“ZAC”). ZAC is a member of Vanta. Under the Transition Service Agreement, ZAC agreed to provide to VHT certain transition services for a period of 150 days after the closing including transition assistance with respect to existing clients, assistance with access to books and records, introduction to Vanta’s existing sales leads, assistance in connection with the collection of existing accounts receivable, and other services that VHT may reasonably request. In consideration of these services, VHT paid ZAC $100,000 on April 19, 2006.

A copy of the Purchase Agreement and the ancillary agreements was filed as an exhibit to our Form 8-K filed on April 12, 2006 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired - VantaHealth Technologies, LLC

The Financial Statements described below are included in Exhibit 99.1 filed herein.

Report of Independent Registered Public Accounting Firm

Balance sheets as of March 31, 2006 (unaudited) and December 31, 2005 and 2004

Statements of operations for the three months ended March 31, 2006 (unaudited) and the years ended December 31, 2005 and 2004

Statement of changes in members’ equity (deficit) for the three months ended March 31, 2006 (unaudited) and the years ended December 31, 2005 and 2004

Statements of cash flows for the three months ended March 31, 2006 (unaudited) and the years ended December 31, 2005 and 2004

Notes to financial statements for the years ended December 31, 2005 and 2004

(b)           Pro Forma Financial Information

The Pro Forma Financial Statements described below are included in Exhibit 99.2 filed herein.

Pro forma combined balance sheet as of March 31, 2006 (unaudited)

Pro forma combined statement of operations for the three months ended March 31, 2006 (unaudited)

Pro forma combined statement of operations for the year ended December 31, 2005 (unaudited)

Notes to pro forma combined financial statements of March 31, 2006 (unaudited)

(c)           Exhibits

Exhibit No. 99.1 – Financial Statements of Business Acquired – VantaHealth Technologies, LLC

Exhibit No. 99.2 – Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Systems Solutions, Inc.

Dated: June 16, 2006	By:	/s/ B. M. Milvain
B. M. Milvain President